SEMI ANNUAL REPORT

[MORGAN STANLEY LOGO]

THE LATIN AMERICAN DISCOVERY FUND, INC.

JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

THE LATIN AMERICAN DISCOVERY FUND, INC.
OVERVIEW

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 6.40% compared with 6.16% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index"). For the period from commencement of operations on June 23, 1992 through June 30, 2001, the Fund's cumulative total return, based on net asset value per share, was 187.63% compared with 102.34% for the Index. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $10.35, representing a 19.2% discount to the Fund's net asset value per share.

MARKET OVERVIEW

Modest outperformance relative to the Index was primarily due to our Mexican stock selection. Our overweight stance in Mexico also contributed to relative performance. Our overweight in Brazil as well as our Brazilian stock selection detracted from performance.

During the first quarter of 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other emerging markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pickup in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focused on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. The Latin American markets rebounded during the second quarter fueled by several U.S. interest rate easings as well as the significant investment during the month of May by Citigroup into the Mexican banking sector.

During the first quarter of 2001, MSCI announced details of its free float adjustment methodology. MSCI defines free float as the portion of shares deemed to be available for purchase in the public equity markets by international investors. The free float changes will be implemented in two phases beginning in November of this year, with the final phase on May 31, 2002.

The 6.2% increase in the Latin American equity returns was led by Colombia and Mexico, which appreciated 38.6% and 25.1%, respectively. Brazil was the laggard, falling 11.5%.

During the six month period, we further reduced our exposure in Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. We added to Mexico during the second quarter funded by trimming our position in Brazil as Mexico is seen as a safe haven. Brazil suffers from the lingering concerns over Argentina, the weakening of the real, and the negative macro-economic and political impact of the electricity rationing program.

MARKET OUTLOOK

The Latin American markets will continue to be subject to fluctuations in global market sentiment. Additionally, investors will remain focused on the Argentina debt exchange, political developments in Brazil and the strength of the Mexican peso. With global interest rates falling, Latin markets have the potential to trade well in the medium term. These markets continue to offer attractive valuations.

OTHER DEVELOPMENTS

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the six months ended June 30, 2001, the Fund repurchased 278,120 shares at an average discount of 18.17% from net asset value per share. From the inception of the program through June 30, 2001, the Fund has repurchased 1,858,720 of its shares at an average discount of 19.56% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the new look please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

THE LATIN AMERICAN DISCOVERY FUND, INC.
JUNE 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY

HISTORICAL INFORMATION

                                                                    TOTAL RETURN (%)
                              -------------- --------------- -------------- -------------- --------------- --------------
                                    MARKET VALUE(1)                 NET ASSET VALUE(2)               INDEX(3)
                              -------------- --------------- -------------- -------------- --------------- --------------
                                                AVERAGE                        AVERAGE                        AVERAGE
                               CUMULATIVE        ANNUAL       CUMULATIVE        ANNUAL       CUMULATIVE       ANNUAL
                               ----------       -------       ----------       -------       ----------       -------
Year to Date                        8.95%          --             6.40%           --            6.16%            --
One Year                            2.02          2.02%          -8.71          -8.71%         -7.98           -7.98%
Five Year                          56.53          9.38           67.52          10.87          24.99            4.56
Since Inception*                  132.39          9.80          187.63          12.42         102.34            8.13

Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                              YEAR ENDED DECEMBER 31,                                    SIX MONTHS
                              ------------------------------------------------------------------------------------------   ENDED
                                                                                                                           JUNE 30,
                                 1992*     1993      1994      1995      1996      1997        1998      1999      2000     2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share       $15.23    $23.31    $17.16   $10.98     $14.77    $20.34      $ 8.19    $14.11    $12.04    $12.81
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share          $13.25    $27.13    $18.25   $9.88      $12.50    $17.94      $ 6.19    $10.69    $ 9.50    $10.35
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)               -13.0%     16.4%      6.4%   -10.0%     -15.4%    -11.8%      -24.4%    -24.2%    -21.1%    -19.2%
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                    --        --    $ 0.00#      --     $ 0.16        --      $ 0.08    $ 0.09    $ 0.10        --
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         --        --    $ 5.74   $ 0.45     $ 1.14    $ 0.70      $ 6.67        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)              8.01%    65.36%+   -0.14%   -27.61%+   47.19%    43.06%     -33.53%    73.78%   -13.86%     6.40%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)             2.00%    53.92%     0.64%  -12.83%     22.21%    31.64%     -35.11%    58.89%   -16.66%     6.16%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during eachperiod, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into accoun t local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
*   The Fund commenced operations on June 23, 1992.
#   Amount is less than $0.01 per share.
+ This return excludes the effect of the rights issued in connection with the Rights Offerings.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

ALLOCATION OF TOTAL INVESTMENTS

[CHART]

---------------------------------------------------
Equity Securities                             95.9%
Short-Term Investments                         4.1
---------------------------------------------------

INDUSTRIES

[CHART]

---------------------------------------------------
Diversified Telecommunication Services        20.0%
Banks                                         15.8
Beverages                                     10.3
Wireless Telecommunication Services            9.2
Oil & Gas                                      6.7
Electric Utilities                             6.4
Metals & Mining                                5.2
Paper & Forest Products                        4.9
Multiline Retail                               4.6
Construction Materials                         4.4
Other                                         12.5
---------------------------------------------------

COUNTRY WEIGHTINGS

[CHART]

---------------------------------------------------
Mexico                                        50.8%
Brazil                                        37.1
Chile                                          6.9
Argentina                                      2.1
Venezuela                                      1.5
Other                                          1.6
---------------------------------------------------

TEN LARGEST HOLDINGS

                                            PERCENT OF                                               PERCENT OF
                                           NET ASSETS                                                NET ASSETS
----------------------------------------------------------------------------------------------------------------
1. Telmex (Mexico)                           10.3%       6. Cemex (Mexico)                              4.4%
2. Petrobras (Brazil)                         6.7        7. FEMSA (Mexico)                              3.4
3. America Movil SA de CV (Mexico)            6.1        8. Bancomer 'O' (Mexico)                       3.4
4. Banacci 'O' (Mexico)                       5.1        9. Ambev (Brazil)                              3.3
5. Wal-Mart de Mexico. (Mexico)               4.6       10. Kimberly-Clark de Mexico (Mexico)           3.0
                                                                                                       ------
                                                                                                       50.3%
                                                                                                       ======

THE LATIN AMERICAN DISCOVERY FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                    VALUE
                                                 SHARES             (000)
--------------------------------------------------------------------------
COMMON STOCKS(97.8%)
(Unless otherwise noted)
--------------------------------------------------------------------------
ARGENTINA(2.1%)
BEVERAGES
    Quinsa ADR                                   75,478(a)        $ 1,585
--------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
    Telecom Argentina Stet -
      France Telecom ADR                         86,824             1,341
--------------------------------------------------------------------------
                                                                    2,926
==========================================================================
BRAZIL(37.1%)
AEROSPACE & DEFENSE
    Embraer ADR                                  54,150             2,115
BANKS
    Banco Bradesco
      (Preferred)                           283,051,535             1,488
    Banco Bradesco ADR                            4,440                23
    Banco Nacional (Preferred)               95,420,000(a)              2
    Itaubanco (Preferred)                    43,457,340             3,814
    Unibanco (Preferred) GDR                     54,313             1,383
--------------------------------------------------------------------------
                                                                    6,710
--------------------------------------------------------------------------
BEVERAGES
    Ambev (Preferred)                         4,350,000(a)          1,011
    Ambev (Preferred) ADR                       153,040             3,543
--------------------------------------------------------------------------
                                                                    4,554
--------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
    Brasil Telecom Participacoes
      SA (Preferred)                         73,125,250               613
    Brasil Telecom Participacoes
      SA ADR                                     13,660               574
    Brasil Telecom SA (Preferred)           370,551,420             2,206
    Embratel (Preferred)                    104,317,000               800
    Embratel ADR                                 85,495               639
    Tele Norte Leste Participacoes
      SA (Preferred)                         11,349,000               174
    Tele Norte Leste Participacoes
      SA (Preferred) ADR                        142,876             2,180
--------------------------------------------------------------------------
                                                                    7,186
--------------------------------------------------------------------------
ELECTRIC UTILITIES
    CEMIG (Preferred)                      108,517,003            $ 1,292
    CEMIG ADR                                   70,893                844
    Copel (Preferred) ADR                           16                 --@
    Copel (Preferred) 'B'                  176,181,500              1,324
    Eletrobras                              82,659,950              1,060
    Eletrobras (Preferred) 'B'             113,181,880              1,338
    Eletrobras (Preferred)
      ADR                                       96,970                573
    Eletrobras ADR                              24,430                157
--------------------------------------------------------------------------
                                                                    6,588
--------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
    Itau (Preferred)                         1,322,880              1,184
--------------------------------------------------------------------------
METALS & MINING
    CSN                                     76,592,100              1,431
    CSN ADR                                     21,600                397
    CVRD                                         5,000                115
    CVRD (Bonus Shares)                        116,420                 --@
    CVRD (Preferred) 'A'                       122,061              2,780
    CVRD (Preferred) ADR                        47,230              1,096
    Gerdau (Preferred)                     128,304,844                997
--------------------------------------------------------------------------
                                                                    6,816
--------------------------------------------------------------------------
MULTILINE RETAIL
    Lojas Arapua (Preferred)                41,337,400(a)              --@
    Lojas Arapua (Preferred) ADR                20,775(a,b)            --@
--------------------------------------------------------------------------
                                                                       --@
--------------------------------------------------------------------------
OIL & GAS
    Petrobras                                   66,248              1,738
    Petrobras (Preferred)                       41,859                982
    Petrobras (Preferred)
      ADR                                       63,090              1,476
    Petrobras ADR                              196,700              5,114
--------------------------------------------------------------------------
                                                                    9,310
--------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
    Aracruz Celulose ADR                        93,668              1,752
    Votorantim Celulose e Papel
      ADR                                       40,090(a)             605
    Votorantim Celulose e Papel
      (Preferred)                            6,760,000                203
--------------------------------------------------------------------------
                                                                    2,560
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

                                                                    VALUE
                                               SHARES               (000)
--------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
    Celular CRT (Preferred)                   6,954,684            $2,886
    Tele Norte Celular
      (Preferred)                           544,180,716               296
    Telemig Celular
      (Preferred)                           137,035,000               285
    Telemig Celular
      Participacoes SA ADR                        2,870               118
    Telesp Celular (Preferred) 'B'           22,404,253               137
    Telesp Celular ADR                           57,990               879
--------------------------------------------------------------------------
                                                                    4,601
--------------------------------------------------------------------------
                                                                   51,624
==========================================================================
CHILE(6.3%)
BANKS
    Banco Edwards ADR                            69,853             1,187
    Banco Santander Chile
      ADR                                        23,200               402
    Banco Santiago ADR                           26,995               616
--------------------------------------------------------------------------
                                                                    2,205
--------------------------------------------------------------------------
BEVERAGES
    CCU ADR                                      59,200             1,302
--------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES
    Telefonica CTC ADR                          139,852(a)          1,969
--------------------------------------------------------------------------
ELECTRIC UTILITIES
    Endesa ADR                                   79,209               891
    Enersis ADR                                  95,548             1,432
--------------------------------------------------------------------------
                                                                    2,323
--------------------------------------------------------------------------
FOOD & DRUG RETAILING
    D&S ADR                                      37,675               558
--------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
    Quinenco ADR                                 56,020               423
--------------------------------------------------------------------------
                                                                    8,780
==========================================================================
MEXICO(50.8%)
BANKS
    Banacci 'O'                               2,719,113             7,039
    Bancomer 'O'                              4,791,802(a)          4,749
    Banorte 'O'                                 615,441(a)          1,292
--------------------------------------------------------------------------
                                                                   13,080
--------------------------------------------------------------------------
BEVERAGES
    FEMSA ADR                                  42,653              $1,826
    FEMSA UBD                                 688,019               2,926
    Grupo Modelo 'C'                          535,000               1,460
    Panamerican Beverages, Inc.
      'A'                                      35,600                 723
--------------------------------------------------------------------------
                                                                    6,935
--------------------------------------------------------------------------
CONSTRUCTION MATERIALS
    Cemex ADR                                  79,898               2,117
    Cemex CPO                                 750,728               3,998
--------------------------------------------------------------------------
                                                                    6,115
--------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
    Carso Global Telecom                      316,444(a)              769
    Telmex 'L' ADR                            409,622              14,374
--------------------------------------------------------------------------
                                                                   15,143
--------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
    TAMSA ADR                                 121,412               1,536
--------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
    Alfa 'A'                                1,120,799               1,560
    Grupo Carso 'A1'                          247,445(a)              735
--------------------------------------------------------------------------
                                                                    2,295
--------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES
    StarMedia Network Inc.                     31,900(a)               59
--------------------------------------------------------------------------
MEDIA
    Grupo Televisa CPO GDR                    100,271(a)            4,012
--------------------------------------------------------------------------
METALS & MINING
    Nuevo Grupo Mexico 'B'                    170,610                 445
--------------------------------------------------------------------------
MULTILINE RETAIL
    Wal-mart de Mexico 'C'                    986,227               2,418
    Wal-mart de Mexico 'V'                  1,355,221               3,683
    Wal-mart de Mexico ADR                     11,250                 305
--------------------------------------------------------------------------
                                                                    6,406
--------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
    Kimberly-Clark de Mexico 'A'            1,421,874               4,212
--------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
    Grupo Aeroportuario del
      Sureste ADR                              21,300(a)              398
    Grupo Aeroportuario del
      Sureste-B                               884,900               1,662
--------------------------------------------------------------------------
                                                                    2,060
--------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
    America Movil SA de CV ADR                407,619               8,503
--------------------------------------------------------------------------
                                                                   70,801
==========================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

                                              SHARES                 VALUE
                                                                     (000)
---------------------------------------------------------------------------
VENEZUELA (1.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES
CANTV ADR                                     91,795              $  2,152
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $131,131)                                                    136,283
---------------------------------------------------------------------------

                                                FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(4.1%)
---------------------------------------------------------------------------
CHILE(0.6%)
INVESTMENT COMPANIES
Citi Corp. Cash Fund                       $      14                    30
REPURCHASE AGREEMENT
Salomon Smith Barney,
0.50%, dated 06/29/01,
due 07/23/01                             CLP 468,500                   751
---------------------------------------------------------------------------
                                                                       781
==========================================================================
UNITED STATES(3.5%)
REPURCHASE AGREEMENT
J.P. Morgan Securities
Inc., 3.70%, dated
06/29/01, due 07/02/01                     $   4,920(c)              4,920
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,703)                                                        5,701
==========================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN(0.1%)
==========================================================================
Argentine Peso                           ARS       7                     7
Brazilian Real                           BRL     252                   110
Chilean Peso                             CLP     527                     1
Mexican Peso                             MXN     182                    20
---------------------------------------------------------------------------
(Cost $146)                                                            138
==========================================================================
TOTAL INVESTMENTS(102.0%)
(Cost $136,980)                                                    142,122
==========================================================================
OTHER ASSETS (0.5%)
Cash                                       $       1
Dividends Receivable                             383
Receivable for Investments Sold                  294
Interest Receivable                                1
Other                                             31                   710
==========================================================================


                                                 AMOUNT              VALUE
                                                  (000)              (000)
----------------------------------------------------------------------------
LIABILITIES (-2.5%)
Payable For:
Investments Purchased                          $(1,674)
Net Unrealized Loss on
Foreign Currency
Exchange Contracts                                (799)
Deferred Country Tax                              (638)
Investment Advisory Fees                          (127)
Directors' Fees and
Expenses                                           (56)
Administrative Fees                                (49)
Professional Fees                                  (47)
Custodian Fees                                     (45)
Shares Repurchased                                 (35)
Shareholder Reporting                              (34)
Other Liabilities                                  (38)          $ (3,542)
==========================================================================
NET ASSETS (100%)
Applicable to 10,877,405, issued and
outstanding $ 0.01 par value shares
(100,000,000 shares authorized)                                  $139,290
==========================================================================
NET ASSET VALUE PER SHARE                                        $  12.81
==========================================================================
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
Common Stock                                                     $    109
Paid-in Capital                                                   147,694
Undistributed Net Investment Income                                 2,111
Accumulated Net Realized Loss                                     (14,927)
Unrealized Appreciation on Investments and
Foreign Currency Translations                                       4,303
==========================================================================
TOTAL NET ASSETS                                                 $139,290
==========================================================================

(a) -- Non-income producing.
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
  @ -- Value is less than $500.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------
JUNE 30, 2001 EXCHANGE RATES:
--------------------------------------------------------------------------
ARS Argentine Peso                              0.999= U.S.$1.00
BRL Brazil Real                                 2.311= U.S.$1.00
CLP Chilean Peso                              631.800= U.S.$1.00
MXN Mexican Peso                                9.041= U.S.$1.00
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
================================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June
    30, 2001, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

       CURRENCY                                        IN                            NET
             TO                      SETTLE-        EXCHANGE                      UNREALIZED
        DELIVER             VALUE     MENT            FOR               VALUE     GAIN (LOSS)
          (000)             (000)     DATE           (000)              (000)       (000)
=============================================================================================
BRL          24                10    7/02/01      U.S.$      10            10            --@
BRL          47                20    7/03/01      U.S.$      21            21             1
MXN      89,618             9,403    1/18/02      U.S.$   8,849         8,849          (554)
MXN      45,012             4,724    1/18/02      U.S.$   4,460         4,460          (264)
U.S.$     4,381        U.S.$4,381    1/18/02      MXN    41,926         4,399            18
---------------------------------------------------------------------------------------------
                      U.S.$18,539                                 U.S.$17,740     U.S.$(799)
=============================================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2001

                                                              PERCENT
                                                VALUE         OF NET
INDUSTRY                                        (000)         ASSETS
-----------------------------------------------------------------------
Aerospace & Defense                          $  2,115           1.5%
Banks                                          21,995          15.8
Beverages                                      14,376          10.3
Construction Materials                          6,115           4.4
Diversified Telecommunication
    Services                                   27,791          20.0
Electric Utilities                              8,911           6.4
Energy Equipment & Services                     1,536           1.1
Food & Drug Retailing                             558           0.4
Industrial Conglomerates                        3,902           2.8
Media                                           4,012           2.9
Metals & Mining                                 7,261           5.2
Multiline Retail                                6,406           4.6
Oil & Gas                                       9,310           6.7
Paper & Forest Products                         6,772           4.9
Transportation Infrastructure                   2,060           1.5
Wireless Telecommunications
    Services                                   13,104           9.2
Other                                           5,898           4.3
-----------------------------------------------------------------------
                                            $ 142,122         102.0%
=======================================================================

    The accompanying notes are an integral part of the financial statements.

THE LATIN AMERICAN DISCOVERY FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                                       SIX MONTHS
                                                                                                                          ENDED
                                                                                                                      JUNE 30, 2001
                                                                                                                       (UNAUDITED)
                                                                                                                          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of $48 of foreign taxes withheld)                                                                         $3,197
   Interest                                                                                                                     92
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income                                                                                                            3,289
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees                                                                                                    793
   Administrative Fees                                                                                                         114
   Professional Fees                                                                                                            60
   Custodian Fees                                                                                                               41
   Country Tax Expense                                                                                                          32
   Shareholder Reporting Expenses                                                                                               13
   Transfer Agent Fees                                                                                                          13
   Directors' Fees and Expenses                                                                                                  5
   Other Expenses                                                                                                               34
-----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                                          1,105
-----------------------------------------------------------------------------------------------------------------------------------
        Net Investment Income                                                                                                2,184
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
   Investments                                                                                                                  64
   Foreign Currency Transactions                                                                                               (78)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Realized Loss                                                                                                      (14)
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                                                               6,481
   Foreign Currency Translations                                                                                              (829)
-----------------------------------------------------------------------------------------------------------------------------------
        Change in Unrealized Appreciation/Depreciation                                                                       5,652
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                                                         5,638
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $7,822
===================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS
                                                                                                   ENDED                YEAR ENDED
                                                                                               JUNE 30, 2001           DECEMBER 31,
                                                                                                (UNAUDITED)                2000
                                                                                                   (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income                                                                          $    2,184             $     412
   Net Realized (Gain) Loss                                                                              (14)                5,210
   Change in Unrealized Appreciation/Depreciation                                                      5,652               (29,711)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                                     7,822               (24,089)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                                                                                  --                (1,014)
   In Excess of Net Investment Income                                                                     --                   (73)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                                    --                (1,087)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Repurchase of Shares (278,120 and 600,600 shares, respectively)                                    (2,815)               (6,442)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                                           5,007               (31,618)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                                               134,283               165,901
-----------------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed net investment income/(accumulated net investment
     loss) of $2,111 and $(73), respectively)                                                     $  139,290             $ 134,283
===================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE LATIN AMERICAN DISCOVERY FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                          SIX MONTHS
                                               ENDED
                                        JUNE 30, 2001 --------------------------------------------------------------
                                          (UNAUDITED)        2000         1999       1998        1997          1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                   $ 12.04       $  14.11     $   8.19    $ 20.34    $  14.77         10.98
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                  0.20           0.04         0.13       0.15       (0.01)         0.18
Net Realized and Unrealized Gain
  (Loss) on Investments                       0.23          (2.16)        5.83      (5.62)       6.28          4.91
--------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations         0.43          (2.12)        5.96      (5.47)       6.27          5.09
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                          -          (0.09)        0.09)     (0.07)          -         (0.16)
  In Excess of Net Investment Income             -          (0.01)           -      (0.01)          -             -
  Net Realized Gain                              -              -            -      (4.34)      (0.70)        (1.14)
  In Excess of Net Realized Gain                 -              -            -      (2.33)         --             -
--------------------------------------------------------------------------------------------------------------------
     Total Distributions                         -          (0.10)       (0.09)     (6.75)      (0.70)        (1.30)
--------------------------------------------------------------------------------------------------------------------
Anti-- Dilutive Effect of Shares
  Repurchased                              $  0.34           0.15         0.05       0.07           -             -
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $ 12.81        $ 12.04     $  14.11    $  8.19    $  20.34         14.77
====================================================================================================================
PER SHARE MARKET VALUE, END OF
  PERIOD                                   $ 10.35        $  9.50     $  10.69    $  6.19    $  17.94         12.50
====================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                8.95%        (10.33)%      74.23%    (43.06)%     49.08%        38.50%
  Net Asset Value (1)                         6.40%        (13.86)%      73.78%    (33.53)%     43.06%        47.19%
--------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS)                              $39,290       $134,283     $165,901    $99,918    $236,260      $171,586
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets                                      1.60%*         1.63%       1.68%       1.93%       1.82%         1.81%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                       3.16%*         0.26%       1.24%       1.36%     (0.07)%         1.24%
Portfolio Turnover Rate                         17%            46%         77%        178%        259%          186%
--------------------------------------------------------------------------------------------------------------------

 *  Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

THE LATIN AMERICAN DISCOVERY FUND, INC.
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of in-
     vestment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
    (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.)(the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling approximately $22,330,000 and $22,574,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was $136,834,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $5,150,000 of which $25,514,000 related to appreciated securities and $20,364,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $8,739,000 available to offset future capital gains of which $6,173,000 will expire on December 31, 2006 and $2,566,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $14,000 and post-October capital losses of $3,857,000.

A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable under the Plan, totaled $56,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the six months ended June 30, 2001, the Fund repurchased 278,120 of its shares at an average discount of 18.17% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,858,720 of its shares at an average discount of 19.56% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

F. SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Directors:

                                  VOTES IN         VOTES
                                  FAVOR OF         AGAINST
                                  ---------        ---------
Ronald E. Robison                 8,253,952           90,991
Gerard E. Jones                   8,251,434           93,509
Barton M. Biggs                   6,539,008        1,805,935
William G. Morton, Jr.            8,268,662           76,281
John A. Levin                     6,553,355        1,791,588

THE LATIN AMERICAN DISCOVERY FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

    The Latin American Discovery Fund, Inc.
    Boston Equiserve
    Dividend Reinvestment and Cash Purchase Plan
    P.O.Box 1681
    Boston, MA 02105
    1-800-730-6001

THE LATIN AMERICAN DISCOVERY FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                  Fergus Reid
CHAIRMAN OF THE BOARD OF         DIRECTOR
DIRECTORS
                                 FREDERICK O. ROBERTSHAW
Ronald E. Robison                DIRECTOR
PRESIDENT AND DIRECTOR
                                 Stefanie V. Chang
John D. Barrett II               VICE PRESIDENT
DIRECTOR
                                 Arthur J. Lev
Gerard E. Jones                  VICE PRESIDENT
DIRECTOR
                                 Joseph P. Stadler
Graham E. Jones                  VICE PRESIDENT
DIRECTOR
                                 Mary E. Mullin
John A. Levin                    SECRETARY
DIRECTOR
                                 Belinda A. Brady
Andrew McNally IV                TREASURER
DIRECTOR
                                 Robin L. Conkey
William G. Morton, Jr.           ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The  Chase   Manhattan  Bank
3  Chase  MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value pershare and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.